Fair value of acquired time charter	12 Months Ended
Dec. 31, 2021
Fair Value of Acquired Time Charter [Abstract]
Fair Value of Acquired Time Charter
5.	Fair value of acquired time charter:

In connection with the acquisition of the Magic Pluto in May 2021 with a time charter attached (the “Magic Pluto Attached Charter”), the Company initially recognized an intangible liability of $1,940,000, representing the fair value of the time charter acquired. The Magic Pluto Attached Charter commenced upon the vessel’s delivery, on August 8, 2021, and was concluded within the fourth quarter of 2021. Accordingly, the respective intangible liability was fully amortized during that period.

For the year ended December 31, 2021, the amortization of the below market acquired time charter related to the Magic Pluto acquisition amounting to $1,940,000 is included in Vessel revenues in the accompanying consolidated statements of comprehensive income/(loss).